SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund IV
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VIP CONSUMER INDUSTRIES PORTFOLIO
VIP CYCLICAL INDUSTRIES PORTFOLIO
VIP FINANCIAL SERVICES PORTFOLIO
VIP FREEDOM 2005 PORTFOLIO
VIP FREEDOM 2010 PORTFOLIO
VIP FREEDOM 2015 PORTFOLIO
VIP FREEDOM 2020 PORTFOLIO
VIP FREEDOM 2025 PORTFOLIO
VIP FREEDOM 2030 PORTFOLIO
VIP FREEDOM INCOME PORTFOLIO
VIP FREEDOM LIFETIME INCOME I PORTFOLIO
VIP FREEDOM LIFETIME INCOME II PORTFOLIO
VIP FREEDOM LIFETIME INCOME III PORTFOLIO
VIP FUNDSMANAGER 20% PORTFOLIO
VIP FUNDSMANAGER 50% PORTFOLIO
VIP FUNDSMANAGER 70% PORTFOLIO
VIP FUNDSMANAGER 85% PORTFOLIO
VIP GROWTH STOCK PORTFOLIO
VIP HEALTH CARE PORTFOLIO
VIP INTERNATIONAL CAPITAL APPRECIATION PORTFOLIO
VIP INVESTOR FREEDOM 2005 PORTFOLIO
VIP INVESTOR FREEDOM 2010 PORTFOLIO
VIP INVESTOR FREEDOM 2015 PORTFOLIO
VIP INVESTOR FREEDOM 2020 PORTFOLIO
VIP INVESTOR FREEDOM 2025 PORTFOLIO
VIP INVESTOR FREEDOM 2030 PORTFOLIO
VIP INVESTOR FREEDOM INCOME PORTFOLIO
VIP NATURAL RESOURCES PORTFOLIO
VIP REAL ESTATE PORTFOLIO
VIP STRATEGIC INCOME PORTFOLIO
VIP TECHNOLOGY PORTFOLIO
VIP TELECOMMUNICATIONS & UTILITIES GROWTH PORTFOLIO
VIP VALUE LEADERS PORTFOLIO

FUNDS OF
VARIABLE INSURANCE PRODUCTS FUND IV

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, VIP Telecommunications & Utilities Growth Portfolio, and VIP Value Leaders Portfolio (the funds), will be held at an office of Variable Insurance Products Fund IV (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on September 20, 2006, at 11:15 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2A-5B. To modify the fundamental "invests primarily" and concentration policies of VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, and VIP Natural Resources Portolio, and to modify the fundamental concentration policy of VIP Telecommunications & Utilities Growth Portfolio.

The Board of Trustees has fixed the close of business on July 24, 2006 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

July 24, 2006

Your vote is important - please vote your shares promptly.

Any variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting in person. Any such person who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
VARIABLE INSURANCE PRODUCTS FUND IV:
VIP CONSUMER INDUSTRIES PORTFOLIO
VIP CYCLICAL INDUSTRIES PORTFOLIO
VIP FINANCIAL SERVICES PORTFOLIO
VIP FREEDOM 2005 PORTFOLIO
VIP FREEDOM 2010 PORTFOLIO
VIP FREEDOM 2015 PORTFOLIO
VIP FREEDOM 2020 PORTFOLIO
VIP FREEDOM 2025 PORTFOLIO
VIP FREEDOM 2030 PORTFOLIO
VIP FREEDOM INCOME PORTFOLIO
VIP FREEDOM LIFETIME INCOME I PORTFOLIO
VIP FREEDOM LIFETIME INCOME II PORTFOLIO
VIP FREEDOM LIFETIME INCOME III PORTFOLIO
VIP FUNDSMANAGER 20% PORTFOLIO
VIP FUNDSMANAGER 50% PORTFOLIO
VIP FUNDSMANAGER 70% PORTFOLIO
VIP FUNDSMANAGER 85% PORTFOLIO
VIP GROWTH STOCK PORTFOLIO
VIP HEALTH CARE PORTFOLIO
VIP INTERNATIONAL CAPITAL APPRECIATION PORTFOLIO
VIP INVESTOR FREEDOM 2005 PORTFOLIO
VIP INVESTOR FREEDOM 2010 PORTFOLIO
VIP INVESTOR FREEDOM 2015 PORTFOLIO
VIP INVESTOR FREEDOM 2020 PORTFOLIO
VIP INVESTOR FREEDOM 2025 PORTFOLIO
VIP INVESTOR FREEDOM 2030 PORTFOLIO
VIP INVESTOR FREEDOM INCOME PORTFOLIO
VIP NATURAL RESOURCES PORTFOLIO
VIP REAL ESTATE PORTFOLIO
VIP STRATEGIC INCOME PORTFOLIO
VIP TECHNOLOGY PORTFOLIO
VIP TELECOMMUNICATIONS & UTILITIES GROWTH PORTFOLIO
VIP VALUE LEADERS PORTFOLIO

TO BE HELD ON SEPTEMBER 20, 2006

The following table summarizes the proposals applicable to each class of shares of each fund:

Proposal #	Proposal Description	Applicable Fund(s)/Class(es)	Page
1.	To elect as Trustees the nominees presented in Proposal.	All
2A-5B.

To modify the fundamental "invests primarily" and concentration policies of VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, and VIP Natural Resources Portfolio, and to modify the fundamental concentration policy of VIP Telecommunications & Utilities Growth Portfolio.

VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Natural Resources Portfolio, and VIP Telecommunications & Utilities Growth Portfolio

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund IV (the trust) to be used at the Special Meeting of Shareholders of VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services Portfolio, VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, VIP Telecommunications & Utilities Growth Portfolio, and VIP Value Leaders Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on September 20, 2006 at 11:15 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund IV (the trust) to be used at the Special Meeting of Shareholders of VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, and VIP Investor Freedom Income (the funds) and at any adjournments thereof (the Meeting), to be held on September 20, 2006 at 11:15 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and FMR, an affiliate of Strategic AdvisersSM , Inc. (Strategic Advisers), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy or voting instruction form on or about July 24, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services Portfolio, VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, VIP Telecommunications & Utilities Growth Portfolio, and VIP Value Leaders Portfolio, provided the expenses do not exceed each class's existing voluntary expense cap, of:

Fund Name	Expense Cap
VIP Consumer Industries Portfolio: Initial Class	1.15%
VIP Consumer Industries Portfolio: Investor Class	1.25%
VIP Cyclical Industries Portfolio: Initial Class	1.15%
VIP Cyclical Industries Portfolio: Investor Class	1.25%
VIP Financial Services Portfolio: Initial Class	1.15%
VIP Financial Services Portfolio: Investor Class	1.25%
VIP Growth Stock Portfolio: Initial Class	0.85%
VIP Growth Stock Portfolio: Investor Class	1.00%
VIP Growth Stock Portfolio: Service Class	0.95%
VIP Growth Stock Portfolio: Service Class 2	1.10%
VIP Health Care Portfolio: Initial Class	1.15%
VIP Health Care Portfolio: Investor Class	1.25%
VIP International Capital Appreciation Portfolio: Initial Class	1.10%
VIP International Capital Appreciation Portfolio: Initial Class R	1.10%
VIP International Capital Appreciation Portfolio: Investor Class R	1.25%
VIP International Capital Appreciation Portfolio: Service Class	1.20%
VIP International Capital Appreciation Portfolio: Service Class R	1.20%
VIP International Capital Appreciation Portfolio: Service Class 2	1.35%
VIP International Capital Appreciation Portfolio: Service Class 2R	1.35%
VIP Natural Resources Portfolio: Initial Class	1.15%
VIP Natural Resources Portfolio: Investor Class	1.25%
VIP Natural Resources Portfolio: Service Class 2	1.40%
VIP Real Estate Portfolio: Initial Class	0.85%
VIP Real Estate Portfolio: Investor Class	1.00%
VIP Real Estate Portfolio: Service Class	0.95%
VIP Real Estate Portfolio: Service Class 2	1.10%
VIP Strategic Income Portfolio: Initial Class	0.75%
VIP Strategic Income Portfolio: Investor Class	0.85%
VIP Strategic Income Portfolio: Service Class	0.85%
VIP Strategic Income Portfolio: Service Class 2	1.00%
VIP Technology Portfolio: Initial Class	1.15%
VIP Technology Portfolio: Investor Class	1.25%
VIP Telecommunications & Utilities Growth Portfolio: Initial Class	1.15%
VIP Telecommunications & Utilities Growth Portfolio: Investor Class	1.25%
VIP Value Leaders Portfolio: Initial Class	0.85%
VIP Value Leaders Portfolio: Investor Class	1.00%
VIP Value Leaders Portfolio: Service Class	0.95%
VIP Value Leaders Portfolio: Service Class 2	1.10%

Expenses exceeding each class's voluntary expense cap will be paid by FMR. VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services Portfolio, VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, VIP Telecommunications & Utilities Growth Portfolio, and VIP Value Leaders Portfolio will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

For VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, and VIP Investor Freedom Income Portfolio, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of Strategic Advisers, investment adviser of VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, and VIP Investor Freedom Income Portfolio, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of FMR, each fund's administrator, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

The principal business address of FMR, investment adviser and administrator of VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services Portfolio, VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, VIP Telecommunications & Utilities Growth Portfolio, and VIP Value Leaders Portfolio and FMR Co., Inc. (FMRC), sub-adviser to VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services Portfolio, VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, VIP Telecommunications & Utilities Growth Portfolio, and VIP Value Leaders Portfolio, is One Federal Street, Boston, Massachusetts 02110. The principal business address of FDC, each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to VIP Strategic Income Portfolio, is One Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc. (FMR Far East)), located at 82 Devonshire Street, Boston, Massachusetts, 02109; Fidelity Investments Japan Limited (FIJ), located at Shiroyama JT Mori Building, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA; are also sub-advisers to VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services Portfolio, VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, VIP Telecommunications & Utilities Growth Portfolio, and VIP Value Leaders Portfolio.

If the enclosed proxy or voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy or voting instruction form, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, but insurance company variable accounts may vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See page ____.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of each fund of the trust issued and outstanding as of May 31, 2006 are indicated in the following table:

Number of Shares
VIP Consumer Industries Portfolio: Initial Class
VIP Consumer Industries Portfolio: Investor Class
VIP Cyclical Industries Portfolio: Initial Class
VIP Cyclical Industries Portfolio: Investor Class
VIP Financial Services Portfolio: Initial Class
VIP Financial Services Portfolio: Investor Class
VIP Freedom 2005 Portfolio: Initial Class
VIP Freedom 2005 Portfolio: Service Class
VIP Freedom 2005 Portfolio: Service Class 2
VIP Freedom 2010 Portfolio: Initial Class
VIP Freedom 2010 Portfolio: Service Class
VIP Freedom 2010 Portfolio: Service Class 2
VIP Freedom 2015 Portfolio: Initial Class
VIP Freedom 2015 Portfolio: Service Class
VIP Freedom 2015 Portfolio: Service Class 2
VIP Freedom 2020 Portfolio: Initial Class
VIP Freedom 2020 Portfolio: Service Class
VIP Freedom 2020 Portfolio: Service Class 2
VIP Freedom 2025 Portfolio: Initial Class
VIP Freedom 2025 Portfolio: Service Class
VIP Freedom 2025 Portfolio: Service Class 2
VIP Freedom 2030 Portfolio: Initial Class
VIP Freedom 2030 Portfolio: Service Class
VIP Freedom 2030 Portfolio: Service Class 2
VIP Freedom Income Portfolio: Initial Class
VIP Freedom Income Portfolio: Service Class
VIP Freedom Income Portfolio: Service Class 2
VIP Freedom Lifetime Income I Portfolio
VIP Freedom Lifetime Income II Portfolio
VIP Freedom Lifetime Income III Portfolio
VIP FundsManager 20% Portfolio: Investor Class
VIP FundsManager 20% Portfolio: Service Class
VIP FundsManager 20% Portfolio: Service Class 2
VIP FundsManager 50% Portfolio: Investor Class
VIP FundsManager 50% Portfolio: Service Class
VIP FundsManager 50% Portfolio: Service Class 2
VIP FundsManager 70% Portfolio: Investor Class
VIP FundsManager 70% Portfolio: Service Class
VIP FundsManager 70% Portfolio: Service Class 2
VIP FundsManager 85% Portfolio: Investor Class
VIP FundsManager 85% Portfolio: Service Class
VIP FundsManager 85% Portfolio: Service Class 2
VIP Growth Stock Portfolio: Initial Class
VIP Growth Stock Portfolio: Investor Class
VIP Growth Stock Portfolio: Service Class
VIP Growth Stock Portfolio: Service Class 2
VIP Health Care Portfolio: Initial Class
VIP Health Care Portfolio: Investor Class
VIP International Capital Appreciation: Initial Class
VIP International Capital Appreciation: Initial Class R
VIP International Capital Appreciation: Investor Class R
VIP International Capital Appreciation: Service Class
VIP International Capital Appreciation: Service Class R
VIP International Capital Appreciation: Service Class 2
VIP International Capital Appreciation: Service Class 2 R
VIP Investor Freedom 2005 Portfolio
VIP Investor Freedom 2010 Portfolio
VIP Investor Freedom 2015 Portfolio
VIP Investor Freedom 2020 Portfolio
VIP Investor Freedom 2025 Portfolio
VIP Investor Freedom 2030 Portfolio
VIP Investor Freedom Income Portfolio
VIP Natural Resources Portfolio: Initial Class
VIP Natural Resources Portfolio: Investor Class
VIP Natural Resources Portfolio: Service Class 2
VIP Real Estate Portfolio: Initial Class
VIP Real Estate Portfolio: Investor Class
VIP Real Estate Portfolio: Service Class
VIP Real Estate Portfolio: Service Class 2
VIP Strategic Income Portfolio: Initial Class
VIP Strategic Income Portfolio: Investor Class
VIP Strategic Income Portfolio: Service Class
VIP Strategic Income Portfolio: Service Class 2
VIP Technology Portfolio: Initial Class
VIP Technology Portfolio: Investor Class
VIP Telecommunications & Utilities Growth Portfolio: Initial Class
VIP Telecommunications & Utilities Growth Portfolio: Investor Class
VIP Value Leaders Portfolio: Initial Class
VIP Value Leaders Portfolio: Investor Class
VIP Value Leaders Portfolio: Service Class
VIP Value Leaders Portfolio: Service Class 2

[As of May 31, 2006, the nominees and officers of the trust owned, in the aggregate, less than 1% of the fund['s/s'] outstanding shares.]

[To the knowledge of the trust, substantial (5% or more) [record] [or] [beneficial] ownership of [each/the fund(s) [and class] on May 31, 2006 was as follows:]

[To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.]

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on July 24, 2006 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Special Meeting of Shareholders in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on July 24, 2006, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by the companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you need additional copies of this Proxy Statement, please contact your Insurance Company Representative. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact your Insurance Company Representative.

For a free copy of each fund's (except VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio) annual report for the fiscal year ended December 31, 2005 call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109. For VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio, a financial report will be available once the funds have completed their first fiscal period.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting.Approval of Proposals 2, 3, 4, and 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 13. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date. It is proposed that James H. Keyes begin serving as a Trustee on or about January 1, 2007, replacing William O. McCoy, who is scheduled to retire at the end of 2006.

Except for Mr. Keyes, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Albert R. Gamper, Jr., Stephen P. Jonas, and Kenneth L. Wolfe were selected by the trust's Governance and Nominating Committee (see page __) and were appointed to the Board on January 1, 2006, May 19, 2005, and January 1, 2005, respectively. Mr. Keyes is currently a Member of the Advisory Board of the trust. Mr. Keyes was selected by the trust's Governance and Nominating Committee and was appointed as a Member of the Advisory Board effective March 1, 2006.

Except for William O. McCoy, Mr. Gamper, and Mr. Keyes, each of the nominees oversees 330 funds advised by FMR or an affiliate. Mr. McCoy oversees 335 funds advised by FMR or an affiliate. Mr. Gamper is currently a Trustee overseeing 280 funds advised by FMR or an affiliate, including the funds in this proxy statement. Mr. Gamper is currently a Member of the Advisory Board of 55 funds advised by FMR or an affiliate. Mr. Gamper is currently a nominee for Trustee for 55 funds advised by FMR or an affiliate, including the funds in this proxy statement. Mr. Keyes does not currently serve as a Trustee of any fund advised by FMR or an affiliate; Mr. Keyes is currently a Member of the Advisory Board of 335 funds advised by FMR or an affiliate. Mr. Keyes is currently a nominee for Trustee, effective on or about January 1, 2007, for 133 funds advised by FMR or an affiliate, including the funds in this proxy statement.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Trustee of Variable Insurance Products Fund IV. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Research & Analysis Company; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Trustee of Variable Insurance Products Fund IV. Mr. Jonas is Senior Vice President of VIP Consumer Industries Portfolio (2005-present), VIP Cyclical Industries Portfolio (2005-present), VIP Financial Services Portfolio (2005-present), VIP Freedom 2005 Portfolio (2005-present), VIP Freedom 2010 Portfolio (2005-present), VIP Freedom 2015 Portfolio (2005-present), VIP Freedom 2020 Portfolio (2005-present), VIP Freedom 2025 Portfolio (2005-present), VIP Freedom 2030 Portfolio (2005-present), VIP Freedom Income Portfolio (2005-present), VIP Freedom Lifetime Income I Portfolio (2005-present), VIP Freedom Lifetime Income II Portfolio (2005-present), VIP Freedom Lifetime Income III Portfolio (2005-present), VIP FundsManager 20% Portfolio (2006-present), VIP FundsManager 50% Portfolio (2006-present), VIP FundsManager 70% Portfolio (2006-present), VIP FundsManager 85% Portfolio (2006-present), VIP Growth Stock Portfolio (2005-present), VIP Health Care Portfolio (2005-present), VIP International Capital Appreciation Portfolio (2005-present), VIP Investor Freedom 2005 Portfolio (2005-present), VIP Investor Freedom 2010 Portfolio (2005-present), VIP Investor Freedom 2015 Portfolio (2005-present), VIP Investor Freedom 2020 Portfolio (2005-present), VIP Investor Freedom 2025 Portfolio (2005-present), VIP Investor Freedom 2030 Portfolio (2005-present), VIP Investor Freedom Income Portfolio (2005-present), VIP Natural Resources Portfolio (2005-present), VIP Real Estate Portfolio (2005-present), VIP Strategic Income Portfolio (2005-present), VIP Technology Portfolio (2005-present), VIP Telecommunications & Utilities Growth Portfolio (2005-present), and VIP Value Leaders Portfolio (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Trustee of Variable Insurance Products Fund IV. Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Trustee of Variable Insurance Products Fund IV. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Trustee of Variable Insurance Products Fund IV. Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Trustee of Variable Insurance Products Fund IV. Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Trustee of Variable Insurance Products Fund IV. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

James H. Keyes (65)**

Year of Election or Appointment to the Advisory Board: 2006

Member of the Advisory Board of Variable Insurance Products Fund IV. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund IV. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Trustee of Variable Insurance Products Fund IV. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)***

Year of Election or Appointment: 1997

Trustee of Variable Insurance Products Fund IV. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Trustee of Variable Insurance Products Fund IV. Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund IV. Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000, 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Trustee of Variable Insurance Products Fund IV. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** Nominated to serve as Trustee effective on or about January 1, 2007 following the retirement of William O. McCoy.

*** Scheduled to retire at the end of 2006.

[As of May 31, 2006, the nominees, Trustees and officers of the trust and [each/the] funds owned, in the aggregate, less than 1% of [each/the] fund's outstanding shares.]

[During the period January 1, 2005 through May 31, 2006, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Member holds office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of three Interested and 10 Independent Trustees, met 12 times during the fiscal year ended December 31, 2005. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page __.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2006.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Stephen P. Jonas	Robert L. Reynolds
VIP Consumer Industries Portfolio
VIP Cyclical Industries Portfolio
VIP Financial Services Portfolio
VIP Freedom 2005 Portfolio
VIP Freedom 2010 Portfolio
VIP Freedom 2015 Portfolio
VIP Freedom 2020 Portfolio
VIP Freedom 2025 Portfolio
VIP Freedom 2030 Portfolio
VIP Freedom Income Portfolio
VIP Freedom Lifetime Income I Portfolio
VIP Freedom Lifetime Income II Portfolio
VIP Freedom Lifetime Income III Portfolio
VIP FundsManager 20% Portfolio
VIP FundsManager 50% Portfolio
VIP FundsManager 70% Portfolio
VIP FundsManager 85% Portfolio
VIP Growth Stock Portfolio
VIP Health Care Portfolio
VIP International Capital Appreciation Portfolio
VIP Investor Freedom 2005 Portfolio
VIP Investor Freedom 2010 Portfolio
VIP Investor Freedom 2015 Portfolio
VIP Investor Freedom 2020 Portfolio
VIP Investor Freedom 2025 Portfolio
VIP Investor Freedom 2030 Portfolio
VIP Investor Freedom Income Portfolio
VIP Natural Resources Portfolio
VIP Real Estate Portfolio
VIP Strategic Income Portfolio
VIP Technology Portfolio
VIP Telecommunications & Utilities Growth Portfolio
VIP Value Leaders Portfolio
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
Independent Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	Robert M. Gates	George H. Heilmeier	James H. Keyes
VIP Consumer Industries Portfolio
VIP Cyclical Industries Portfolio
VIP Financial Services Portfolio
VIP Freedom 2005 Portfolio
VIP Freedom 2010 Portfolio
VIP Freedom 2015 Portfolio
VIP Freedom 2020 Portfolio
VIP Freedom 2025 Portfolio
VIP Freedom 2030 Portfolio
VIP Freedom Income Portfolio
VIP Freedom Lifetime Income I Portfolio
VIP Freedom Lifetime Income II Portfolio
VIP Freedom Lifetime Income III Portfolio
VIP Growth Stock Portfolio
VIP FundsManager 20% Portfolio
VIP FundsManager 50% Portfolio
VIP FundsManager 70% Portfolio
VIP FundsManager 85% Portfolio
VIP Health Care Portfolio
VIP International Capital Appreciation Portfolio
VIP Investor Freedom 2005 Portfolio
VIP Investor Freedom 2010 Portfolio
VIP Investor Freedom 2015 Portfolio
VIP Investor Freedom 2020 Portfolio
VIP Investor Freedom 2025 Portfolio
VIP Investor Freedom 2030 Portfolio
VIP Investor Freedom Income Portfolio
VIP Natural Resources Portfolio
VIP Real Estate Portfolio
VIP Strategic Income Portfolio
VIP Technology Portfolio
VIP Telecommunications & Utilities Growth Portfolio
VIP Value Leaders Portfolio
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
VIP Consumer Industries Portfolio
VIP Cyclical Industries Portfolio
VIP Financial Services Portfolio
VIP Freedom 2005 Portfolio
VIP Freedom 2010 Portfolio
VIP Freedom 2015 Portfolio
VIP Freedom 2020 Portfolio
VIP Freedom 2025 Portfolio
VIP Freedom 2030 Portfolio
VIP Freedom Income Portfolio
VIP Freedom Lifetime Income I Portfolio
VIP Freedom Lifetime Income II Portfolio
VIP Freedom Lifetime Income III Portfolio
VIP Growth Stock Portfolio
VIP FundsManager 20% Portfolio
VIP FundsManager 50% Portfolio
VIP FundsManager 70% Portfolio
VIP FundsManager 85% Portfolio
VIP Health Care Portfolio
VIP International Capital Appreciation Portfolio
VIP Investor Freedom 2005 Portfolio
VIP Investor Freedom 2010 Portfolio
VIP Investor Freedom 2015 Portfolio
VIP Investor Freedom 2020 Portfolio
VIP Investor Freedom 2025 Portfolio
VIP Investor Freedom 2030 Portfolio
VIP Investor Freedom Income Portfolio
VIP Natural Resources Portfolio
VIP Real Estate Portfolio
VIP Strategic Income Portfolio
VIP Technology Portfolio
VIP Telecommunications & Utilities Growth Portfolio
VIP Value Leaders Portfolio
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2005.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr2	Robert M. Gates	George H. Heilmeier	James H. Keyes[3]	Marie L. Knowles
VIP Consumer Industries Portfolio	$ 4	$ 2	$ 4	$ 4	$ 0	$ 4
VIP Cyclical Industries Portfolio	$ 22	$ 11	$ 22	$ 22	$ 0	$ 23
VIP Financial Services Portfolio	$ 13	$ 6	$ 13	$ 13	$ 0	$ 13
VIP Freedom 2005 Portfolio+	$ 2	$ 2	$ 3	$ 2	$ 0	$ 2
VIP Freedom 2010 Portfolio+	$ 3	$ 3	$ 4	$ 3	$ 0	$ 4
VIP Freedom 2015 Portfolio+	$ 2	$ 2	$ 3	$ 2	$ 0	$ 3
VIP Freedom 2020 Portfolio+	$ 4	$ 4	$ 5	$ 4	$ 0	$ 5
VIP Freedom 2025 Portfolio+	$ 2	$ 2	$ 3	$ 2	$ 0	$ 2
VIP Freedom 2030 Portfolio+	$ 2	$ 2	$ 3	$ 2	$ 0	$ 3
VIP Freedom Income Portfolio+	$ 2	$ 2	$ 3	$ 2	$ 0	$ 2
VIP Freedom Lifetime Income I Portfolio+	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
VIP Freedom Lifetime Income II Portfolio+	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
VIP Freedom Lifetime Income III Portfolio+	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
VIP FundsManager 20% Portfolio+	$ 13	$ 13	$ 16	$ 13	$ 13	$ 14
VIP FundsManager 50% Portfolio+	$ 13	$ 13	$ 16	$ 13	$ 13	$ 14
VIP FundsManager 70% Portfolio+	$ 13	$ 13	$ 16	$ 13	$ 13	$ 14
VIP FundsManager 85% Portfolio+	$ 13	$ 13	$ 16	$ 13	$ 13	$ 14
VIP Growth Stock Portfolio	$ 5	$ 4	$ 5	$ 5	$ 0	$ 5
VIP Health Care Portfolio	$ 32	$ 20	$ 31	$ 31	$ 0	$ 34
VIP International Capital Appreciation Portfolio	$ 2	$ 1	$ 2	$ 2	$ 0	$ 2
VIP Investor Freedom 2005 Portfolio+	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
VIP Investor Freedom 2010 Portfolio+	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
VIP Investor Freedom 2015 Portfolio+	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
VIP Investor Freedom 2020 Portfolio+	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
VIP Investor Freedom 2025 Portfolio+	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
VIP Investor Freedom 2030 Portfolio+	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
VIP Investor Freedom Income Portfolio+	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
VIP Natural Resources Portfolio	$ 85	$ 55	$ 83	$ 83	$ 0	$ 89
VIP Real Estate Portfolio	$ 58	$ 32	$ 57	$ 57	$ 0	$ 61
VIP Strategic Income Portfolio	$ 50	$ 29	$ 49	$ 49	$ 0	$ 53
VIP Technology Portfolio	$ 32	$ 15	$ 31	$ 31	$ 0	$ 33
VIP Telecommunications & Utilities Growth Portfolio	$ 14	$ 8	$ 14	$ 14	$ 0	$ 15
VIP Value Leaders Portfolio	$ 6	$ 5	$ 6	$ 6	$ 0	$ 6
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$378,500	$ 203,250	$ 373,000	$ 373,000	$ 0	$ 399,000
Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Marvin L. Mann[4]	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
VIP Consumer Industries Portfolio	$ 4	$ 5	$ 4	$ 4	$ 4	$ 4
VIP Cyclical Industries Portfolio	$ 22	$ 29	$ 22	$ 22	$ 22	$ 22
VIP Financial Services Portfolio	$ 13	$ 17	$ 12	$ 13	$ 13	$ 13
VIP Freedom 2005 Portfolio+	$ 2	$ 1	$ 2	$ 2	$ 2	$ 2
VIP Freedom 2010 Portfolio+	$ 3	$ 3	$ 3	$ 3	$ 3	$ 3
VIP Freedom 2015 Portfolio+	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
VIP Freedom 2020 Portfolio+	$ 4	$ 4	$ 4	$ 4	$ 4	$ 4
VIP Freedom 2025 Portfolio+	$ 2	$ 1	$ 2	$ 2	$ 2	$ 2
VIP Freedom 2030 Portfolio+	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
VIP Freedom Income Portfolio+	$ 2	$ 1	$ 2	$ 2	$ 2	$ 2
VIP Freedom Lifetime Income I Portfolio+	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
VIP Freedom Lifetime Income II Portfolio+	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
VIP Freedom Lifetime Income III Portfolio+	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
VIP FundsManager 20% Portfolio+	$ 13	$ 0	$ 13	$ 13	$ 13	$ 13
VIP FundsManager 50% Portfolio+	$ 13	$ 0	$ 13	$ 13	$ 13	$ 13
VIP FundsManager 70% Portfolio+	$ 13	$ 0	$ 13	$ 13	$ 13	$ 13
VIP FundsManager 85% Portfolio+	$ 13	$ 0	$ 13	$ 13	$ 13	$ 13
VIP Growth Stock Portfolio	$ 5	$ 6	$ 5	$ 5	$ 5	$ 5
VIP Health Care Portfolio	$ 32	$ 42	$ 31	$ 32	$ 32	$ 31
VIP International Capital Appreciation Portfolio	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
VIP Investor Freedom 2005 Portfolio+	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
VIP Investor Freedom 2010 Portfolio+	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
VIP Investor Freedom 2015 Portfolio+	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
VIP Investor Freedom 2020 Portfolio+	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
VIP Investor Freedom 2025 Portfolio+	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
VIP Investor Freedom 2030 Portfolio+	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
VIP Investor Freedom Income Portfolio+	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
VIP Natural Resources Portfolio	$ 84	$ 112	$ 83	$ 85	$ 85	$ 82
VIP Real Estate Portfolio	$ 57	$ 76	$ 56	$ 58	$ 58	$ 56
VIP Strategic Income Portfolio	$ 50	$ 67	$ 49	$ 50	$ 50	$ 49
VIP Technology Portfolio	$ 31	$ 42	$ 31	$ 32	$ 32	$ 31
VIP Telecommunications & Utilities Growth Portfolio	$ 14	$ 19	$ 14	$ 14	$ 14	$ 14
VIP Value Leaders Portfolio	$ 6	$ 8	$ 6	$ 6	$ 6	$ 6
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 373,000	$ 502,500	$ 415,500B	$ 378,500	$ 379,000	$ 370,000

1 Edward C. Johnson 3d, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 During the period from June 1, 2005 through December 31, 2005, Mr. Gamper served as a Member of the Advisory Board. Effective January 1, 2006, Mr. Gamper serves as a Member of the Board of Trustees.

3 Effective March 1, 2006, Mr. Keyes serves as a Member of the Advisory Board.

4 Mr. Mann served on the Board of Trustees through December 31, 2005.

+ Estimated for the fund's first full year.

A Information is for the calendar year ended December 31, 2005 for 328 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2005, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Robert M. Gates, $148,500; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $148,500; Marvin L. Mann, $198,500; William O. McCoy, $148,500;Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148,500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,134; and William O. McCoy, $93,634.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2005, Mr. McCoy voluntarily elected to defer $45,500.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Independent Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Independent Trustee or to pay any particular level of compensation to the Independent Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

Overview of Proposals 2A - 5B

Fidelity recommends changes to its VIP Sector product line to better align the funds' investment goals with standard industry descriptions and to facilitate adoption of more specific benchmark indices to evaluate fund performance. The changes range from simply adding a new performance benchmark to changing investment policies and fund names in some cases. The VIP Sector product line includes Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio.

For some of the funds, no shareholder vote is required. For funds that might change their fundamental investment policies, however, shareholder approval is required in advance.

The funds will adopt new sector and industry benchmark indices sponsored by Morgan Stanley Capital International (MSCI). For Consumer Industries Portfolio, Cyclical Industries Portfolio, Telecommunications & Utilities Growth Portfolio, and Natural Resources Portfolio, we are asking shareholders to adopt more specific investment policies, in many cases narrowing the focus of the funds. These funds also will change their names.

Taken together, the benchmark, policy, and name changes will make it easier for investors to distinguish funds in the product line and to evaluate FMR's skill in managing the funds.

FMR and the Board of Trustees believe that the proposed changes are in the funds' and shareholders' best interests.

Consumer Industries Portfolio

If the proposals below are approved for Consumer Industries Portfolio, it will be benchmarked to the MSCI Consumer Discretionary Index and renamed Consumer Discretionary Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Consumer Industries Portfolio so that it focuses on the consumer discretionary market sector and compares its performance to the MSCI Consumer Discretionary Index. Consumer discretionary companies are a subset of the broader consumer industries sector, which is generally made up of consumer discretionary and consumer staples companies.

Currently, the fund invests primarily in companies engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally. These include companies engaged in the manufacture and distribution of discretionary consumer products and services as well as consumer staples.

Consumer discretionary products and services are non-essentials whose demand tends to increase as consumers' disposable income increases. They include automobiles, apparel, electronics, home furnishings, and leisure products and services, but do not include consumer staples such food, beverages, tobacco, and household and personal care items.

If shareholders approve the proposals that follow, the fund will narrow its focus to invest primarily in securities of companies engaged in the manufacture and distribution of consumer discretionary products and services. FMR has advised the Trustees that it would consider in the future adding a consumer staples fund managed by FMR to the VIP Sector product line.

The consumer discretionary sector generally can be affected by the performance of the overall economy, interest rates, consumer confidence, fluctuations in levels of disposable income and consumer spending, and changes in demographics and consumer tastes.

Top ten holdings for the fund's current and proposed benchmark index are shown below. A fund's benchmark index is illustrative of its potential investment universe, and the holdings comparison provides some indication of how the fund's investment universe may change.

Comparison of Index Constituents as of [March 31, 2006]

(top ten constituents, in alphabetical order)

Goldman Sachs Consumer Industries Index	MSCI Consumer Discretionary Index
Altria Group Inc	Comcast Corp
Coca Cola Co	Home Depot Inc
Comcast Corp	Lowes Cos
Home Depot Inc	McDonalds Corp
Lowes Cos	News Corp
News Corp	Starbucks Corp
PepsiCo Inc	Target Corp
Procter & Gamble Co	Time Warner Inc
Time Warner Inc	Viacom Inc
Wal-Mart Stores Inc	Walt Disney Co

Bold text indicates constituents in both benchmarks,
though not necessarily in the top 10 of both

The fund may or may not hold any of the securities named above. Unlike the MSCI Consumer Discretionary Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI Consumer Discretionary Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

VIP Consumer Industries
50
40
30
20
10
0
−10
−20
−30
1997
1998
1999
2000
2001
2002
2003
2004
2005
33.60
34.06
40.79
24.91
28.21
8.32
−25.52
−8.19
7.04
2.39
−16.27
−22.44
−13.77
25.09
38.95
25.16
9.34
14.14
11.17
2.97
−4.11
0.04
VIP Consumer Industries
MSCI Consumer Discretionary
Goldman Sachs Consumer Industries

Annual total returns shown for: VIP Consumer Industries Portfolio Initial Class (inception 7/18/01); MSCI Consumer Discretionary Index; Goldman Sachs Consumer Industries Index.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
VIP Consumer Industries	14.20% (Q2 03)	-15.66% (Q3 02)
MSCI Consumer Discretionary Index	33.29% (Q4 98)	-21.63% (Q3 01)
Goldman Sachs Consumer Industries Index	27.19% (Q4 98)	-16.48% (Q3 98)

The fund will be benchmarked to the MSCI Consumer Discretionary Index and renamed Consumer Discretionary Portfolio, and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of goods and services to consumers, the fund will normally invest at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of consumer discretionary products and services.

None of the changes will be implemented for Consumer Industries Portfolio and its current name and policies will remain unchanged unless the following proposals are approved.

2A. To modify the fundamental "invests primarily" policy of Consumer Industries Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies engaged in the manufacture and distribution of [goods and services to consumers both domestically and internationally] consumer discretionary products and services." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the consumer discretionary market sector, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 2B are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

2B. To modify the fundamental concentration policy of Consumer Industries Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the consumer discretionary industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the consumer discretionary market sector, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 2A are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

Cyclical Industries Portfolio

If the proposals below are approved for Cyclical Industries Portfolio, it will be benchmarked to the MSCI Industrials Index and renamed Industrials Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Cyclical Industries Portfolio so that it focuses on the industrials market sector and compares its performance to the MSCI Industrials Index. Industrials companies are largely a subset of so-called cyclical industries companies.

Currently, the fund invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries. These include companies in the automotive, chemical, construction and housing, defense and aerospace, environmental, industrial equipment and materials, and transportation industries.

If shareholders approve the proposals that follow, the fund will narrow its focus to invest primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment. Like cyclical products, services, and equipment, industrial products, services, and equipment, such as capital goods, construction services, machinery, commercial services, and transportation, are generally considered to be sensitive to the business cycle.

Top ten holdings for the fund's current and proposed benchmark index are shown below. A fund's benchmark index is illustrative of its potential investment universe, and the holdings comparison provides some indication of how the fund's investment universe may change.

Comparison of Index Constituents as of [March 31, 2006]

(top ten constituents, in alphabetical order)

Goldman Sachs Cyclical Industries Index	MSCI Industrials Index
3M Co	3M Co
Boeing Co	Boeing Co
Caterpillar Inc	Caterpillar Inc
Daimlerchrysler AG	Emerson Electric Co
Dow Chemical Co	FedEx Corp
DuPont (Ei) De Nemours & Co	General Electric Co
General Electric Co	Honeywell International Inc
Tyco International Ltd	Tyco International Ltd
United Parcel Service Inc	United Parcel Service Inc
United Technologies Corp	United Technologies Corp

Bold text indicates constituents in both benchmarks,
though not necessarily in the top 10 of both

The fund may or may not hold any of the securities named above. Unlike the MSCI Industrials Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI Industrials Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

VIP Cyclical Industries
50
40
30
20
10
0
−10
−20
−30
25.33
22.49
9.74
4.74
18.58
11.08
3.54
−0.19
−5.03
−3.45
−19.60
−23.53
−15.6
38.37
33.71
35.48
24.10
19.28
19.61
12.88
4.88
3.84
1997
1998
1999
2000
2001
2002
2003
2004
2005
VIP Cyclical Industries
MSCI Industrials
Goldman Sachs Cyclical Industries

Annual total returns shown for: VIP Cyclical Industries Portfolio Initial Class (inception 7/18/01); MSCI Industrials Index; Goldman Sachs Cyclical Industries Index.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
VIP Cyclical Industries	20.91% (Q4 01)	-18.82% (Q3 02)
MSCI Industrials Index	19.62% (Q2 97)	-18.85% (Q3 01)
Goldman Sachs Cyclical Industries Index	19.56% (Q4 03)	-18.51% (Q3 01)

The fund will be benchmarked to the MSCI Industrials Index and renamed Industrials Portfolio, and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products, or services related to cyclical industries, the fund will normally invest at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment.

None of the changes will be implemented for Cyclical Industries Portfolio and its current name and policies will remain unchanged unless the following proposals are approved.

3A. To modify the fundamental "invests primarily" policy of Cyclical Industries Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of [materials, equipment, products or services related to cyclical industries] industrial products, services, or equipment." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the industrials market sector, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 3B are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

3B. To modify the fundamental concentration policy of Cyclical Industries Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the industrials industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the industrials market sector, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 3A are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

Telecommunications & Utilities Growth Portfolio

If the proposal below is approved for Telecommunications & Utilities Growth Portfolio, it will be benchmarked to the MSCI Utilities Index and renamed Utilities Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Telecommunications & Utilities Growth Portfolio so that it focuses on the utilities market sector and compares its performance to the MSCI Utilities Index.

Currently, the fund invests primarily in companies in the utilities industry and companies deriving a majority of their revenues from their utility operations. These companies include companies that manufacture, produce, generate, transmit, or sell gas or electric energy, waste disposal and sewerage companies, and sanitary service and water supply companies, as well as companies involved in the communication field.

If shareholders approve the proposal that follows, the fund will continue to invest primarily in utilities companies, but will narrow its focus to emphasize water and power utilities more than companies telephone companies and telecommunications utilities. FMR has advised the Trustees that it would consider in the future adding a telecommunications services fund managed by FMR to the VIP Sector product line.

The utilities sector generally can be affected by government regulation, financing difficulties, supply and demand of services or fuel, changes in taxation, and natural resource conservation.

Top ten holdings for the fund's current and proposed benchmark index are shown below. A fund's benchmark index is illustrative of its potential investment universe, and the holdings comparison provides some indication of how the fund's investment universe may change.

Comparison of Index Constituents as of [March 31, 2006]

(top ten constituents, in alphabetical order)

Goldman Sachs Utilities Index	MSCI Utilities Index
Alltel Corp	Dominion Resources Inc (VA)
AT&T Inc	Duke Energy Corp
Bellsouth Corp	Entergy Corp
Dominion Resources Inc (VA)	Exelon Corp
Duke Energy Corp	FirstEnergy Corp
Exelon Corp	FPL Group Inc
Southern Co	PG&E Corp
Sprint Nextel Corp	Public Service Enterprise Group Inc
TXU Corp	Southern Co
Verizon Communications	TXU Corp

Bold text indicates constituents in both benchmarks,
though not necessarily in the top 10 of both

The fund may or may not hold any of the securities named above. Unlike the MSCI Utilities Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI Utilities Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

VIP Telecommunications & Utilities Growth
70
60
50
40
30
20
10
0
-10
-20
-30
-40
27.55
34.88
13.34
34.29
-9.69
20.25
56.83
-19.63
-26.68
-18.16
-29.91
-26.29
-30.41
26.17
26.49
21.81
24.61
23.34
21.91
9.54
15.02
7.86
1997
1998
1999
2000
2001
2002
2003
2004
2005
VIP Telecom & Util Gr
MSCI Utilities
Goldman Sachs Utilities

Annual total returns shown for: VIP Telecommunications & Utilities Growth Portfolio Initial Class (inception 7/19/01); MSCI Utilities Index; Goldman Sachs Utilities Index.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
VIP Telecomm & Utilities Growth	23.40% (Q2 03)	-18.95% (Q2 02)
MSCI Utilities Index	31.82% (Q3 00)	-20.32% (Q3 02)
Goldman Sachs Utilities Index	21.21% (Q2 03)	-19.07% (Q3 02)

The fund will be benchmarked to the MSCI Utilities Index and renamed Utilities Portfolio, and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

The fund will retain its current name test policy of normally investing at least 80% of assets in securities of companies principally engaged in the utilities industry and companies deriving a majority of their revenues from their utility operations.

None of the changes will be implemented for Telecommunications & Utilities Growth Fund and its current name and policies will remain unchanged unless the following proposal is approved.

4A. To modify the fundamental concentration policy of Telecommunications & Utilities Growth Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] utilities industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the utilities market sector, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal is not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

Natural Resources Portfolio

If the proposals below are approved for Natural Resources Portfolio, it will be benchmarked to the MSCI Energy Index and renamed Energy Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Natural Resources Portfolio so that it focuses on the energy market sector and compares its performance to the MSCI Energy Index. Energy companies are a subset of the broader natural resources sector, which is generally made up of energy and materials companies.

Currently, the fund invests primarily in companies that own or develop natural resources, or supply goods and services to such companies. These include companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources, including industrial or agricultural materials and unfinished goods, such as chemicals, gases, metals, or other natural materials.

If shareholders approve the proposals that follow, the fund will narrow its focus to exclude industrial or agricultural materials and unfinished goods, and will invest primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power. FMR has advised the Trustees that it would consider in the future adding a materials fund managed by FMR to the VIP Sector product line.

The energy sector generally can be affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations.

Top ten holdings for the fund's current and proposed benchmark index are shown below. A fund's benchmark index is illustrative of its potential investment universe, and the holdings comparison provides some indication of how the fund's investment universe may change.

Comparison of Index Constituents as of [March 31, 2006]

(top ten constituents, in alphabetical order)

Goldman Sachs Natural Resources Index	MSCI Energy Index
BP Plc	Chevron Corp
Burlington Res Inc	ConocoPhillips
Chevron Corp	Devon Energy Corp
ConocoPhillips	Exxon Mobil Corp
Encana Corp	Halliburton Co
Exxon Mobil Corp	Marathon Oil Corp
Halliburton Co	Occidental Petroleum Corp
Occidental Petroleum Corp	Schlumberger Ltd
Schlumberger Ltd	Transocean Inc
Valero Energy Corp	Valero Energy Corp

Bold text indicates constituents in both benchmarks,
though not necessarily in the top 10 of both

The fund may or may not hold any of the securities named above. Unlike the MSCI Energy Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI Energy Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

VIP Natural Resources
50
40
30
20
10
0
−10
−20
22.76
16.95
−8.23
−14.19
19.17
27.23
25.99
15.79
−10.77
−15.59
−11.58
−9.70
−12.99
30.61
25.21
34.4
23.96
33.20
24.59
46.31
35.27
36.61
1997
1998
1999
2000
2001
2002
2003
2004
2005
VIP Nat Resources
MSCI Energy
Goldman Sachs Natural Resources

Annual total returns shown for: VIP Natural Resources Portfolio Initial Class (inception 7/19/01); MSCI Energy Index; Goldman Sachs Natural Resources Index.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
VIP Natural Resources	24.28% (Q3 05)	-17.49% (Q3 02)
MSCI Energy Index	20.16% (Q3 05)	-18.40% (Q3 02)
Goldman Sachs Natural Resources Index	20.74% (Q3 05)	-20.22% (Q3 02)

The fund will be benchmarked to the MSCI Energy Index and renamed Energy Portfolio, and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of its assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals, the fund will normally invest at least 80% of assets in securities of companies principally engaged in the energy field, including the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar.

None of the changes will be implemented for Natural Resources Portfolio and its current name and policies will remain unchanged unless the following proposals are approved.

5A. To modify the fundamental "invests primarily" policy of Natural Resources Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies that own or develop natural resources, or supply goods and services to such companies."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund invests primarily in companies [that own or develop natural resources, or supply goods and services to such companies] in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the energy market sector, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 5B are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

5B. To modify the fundamental concentration policy of Natural Resources Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the energy industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the energy market sector, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 5A are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch and James H. Keyes are Members of the Advisory Board of Variable Insurance Products Fund IV. The executive officers of the funds include: Mr. Jonas, William Bower, Ren Y. Cheng, Dwight D. Churchill, Penelope Dobkin, Boyce I. Greer, Brian J. Hanson, William Kennedy, Samuel Wald, Eric D. Roiter, Stuart Fross, Christine Reynolds, R. Stephen Ganis, Paul M. Murphy, Kenneth A. Rathgeber, Bryan A. Mehrmann, Kimberley H. Monasterio, John H. Costello, Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, Robert G. Byrnes, Gary W. Ryan, and Salvatore Schiavone. Additional information about Mr. Jonas and Mr. Keyes can be found in Proposal 1. Additional information about Mr. Lynch and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235

Name, Age; Principal Occupation*
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of VIP Growth Stock Portfolio, VIP International Capital Appreciation Portfolio, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, and VIP Value Leaders Portfolio. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). He is Executive Vice President of FMR (2005-present) and FMR Co., Inc, (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2005-present). Previously, Mr. Churchill served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR.

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom Income Portfolio, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), and a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002), and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

William Bower (39)

Year of Election or Appointment: 2006
Vice President of VIP International Capital Appreciation Portfolio. Mr. Bower also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Bower worked as a research analyst and manager. Mr. Bower also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Ren Y. Cheng (49)

Year of Election or Appointment: 2005

Vice President of VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, and VIP Investor Freedom Income Portfolio. Mr. Cheng also serves as Vice President of other funds advised by Strategic Advisers, Inc., including Fidelity Advisor Freedom Funds® and Fidelity Freedom Funds®. Prior to assuming his current responsibilities, Mr. Cheng worked as a portfolio manager. Mr. Cheng also serves as Vice President of FMR (2002) and FMR Co., Inc. (2004).

Penelope A. Dobkin (51)

Year of Election or Appointment: 2006

Vice President of VIP International Capital Appreciation Portfolio. Ms. Dobkin also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Dobkin worked as a research analyst and manager. Ms. Dobkin also serves as Vice President of FMR (1990) and FMR Co., Inc. (2001).

Brian J. Hanson (32)

Year of Election or Appointment: 2004

Vice President of VIP Growth Stock Portfolio. Mr. Hanson also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson worked as an analyst and portfolio manager. Mr. Hanson also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

William Kennedy (37)

Year of Election or Appointment: 2006
Vice President of VIP International Capital Appreciation Portfolio. Mr. Kennedy also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Kennedy worked as a research analyst and portfolio manager. Mr. Kennedy also serves as Vice President of FMR (2005) and FMR Co., Inc. (2004).

Samuel Wald (32)

Year of Election or Appointment: 2005
Vice President of VIP Real Estate Portfolio. Mr. Wald also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Wald worked as a research analyst, associate portfolio manager, and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 2001, 2002, 2003, 2004, 2005, or 2006

Secretary of VIP Consumer Industries Portfolio (2001), VIP Cyclical Industries Portfolio (2001), VIP Financial Services Portfolio (2001), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2002), VIP Health Care Portfolio (2001), VIP International Capital Appreciation Portfolio (2004), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2001), VIP Real Estate Portfolio (2002), VIP Strategic Income Portfolio (2003), VIP Technology Portfolio (2001), VIP Telecommunications & Utilities Growth Portfolio (2001), and VIP Value Leaders Portfolio (2003). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003, 2004, 2005, or 2006

Assistant Secretary of VIP Consumer Industries Portfolio (2003), VIP Cyclical Industries Portfolio (2003), VIP Financial Services Portfolio (2003), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2003), VIP Health Care Portfolio (2003), VIP International Capital Appreciation Portfolio (2004), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2003), VIP Real Estate Portfolio (2003), VIP Strategic Income Portfolio (2003), VIP Technology Portfolio (2003), VIP Telecommunications & Utilities Growth Portfolio (2003), and VIP Value Leaders Portfolio (2003). Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004, 2005, or 2006

President and Treasurer of VIP Consumer Industries Portfolio (2004), VIP Cyclical Industries Portfolio (2004), VIP Financial Services Portfolio (2004), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2004), VIP Health Care Portfolio (2004), VIP International Capital Appreciation Portfolio (2004), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2004), VIP Real Estate Portfolio (2004), VIP Strategic Income Portfolio (2004), VIP Technology Portfolio (2004), VIP Telecommunications & Utilities Growth Portfolio (2004), and VIP Value Leaders Portfolio (2004). Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, VIP Telecommunications & Utilities Growth Portfolio, and VIP Value Leaders Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005 or 2006

Chief Financial Officer of VIP Consumer Industries Portfolio (2005), VIP Cyclical Industries Portfolio (2005), VIP Financial Services Portfolio (2005), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2005), VIP Health Care Portfolio (2005), VIP International Capital Appreciation Portfolio (2005), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2005), VIP Real Estate Portfolio (2005), VIP Strategic Income Portfolio (2005), VIP Technology Portfolio (2005), VIP Telecommunications & Utilities Growth Portfolio (2005), and VIP Value Leaders Portfolio (2005). Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004, 2005, or 2006

Chief Compliance Officer of VIP Consumer Industries Portfolio (2004), VIP Cyclical Industries Portfolio (2004), VIP Financial Services Portfolio (2004), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2004), VIP Health Care Portfolio (2004), VIP International Capital Appreciation Portfolio (2004), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2004), VIP Real Estate Portfolio (2004), VIP Strategic Income Portfolio (2004), VIP Technology Portfolio (2004), VIP Telecommunications & Utilities Growth Portfolio (2004), and VIP Value Leaders Portfolio (2004). Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005 or 2006

Deputy Treasurer of VIP Consumer Industries Portfolio (2005), VIP Cyclical Industries Portfolio (2005), VIP Financial Services Portfolio (2005), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2005), VIP Health Care Portfolio (2005), VIP International Capital Appreciation Portfolio (2005), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2005), VIP Real Estate Portfolio (2005), VIP Strategic Income Portfolio (2005), VIP Technology Portfolio (2005), VIP Telecommunications & Utilities Growth Portfolio (2005), and VIP Value Leaders Portfolio (2005). Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004, 2005, or 2006

Deputy Treasurer of VIP Consumer Industries Portfolio (2004), VIP Cyclical Industries Portfolio (2004), VIP Financial Services Portfolio (2004), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2004), VIP Health Care Portfolio (2004), VIP International Capital Appreciation Portfolio (2004), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2004), VIP Real Estate Portfolio (2004), VIP Strategic Income Portfolio (2004), VIP Technology Portfolio (2004), VIP Telecommunications & Utilities Growth Portfolio (2004), and VIP Value Leaders Portfolio (2004). Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005 or 2006

Deputy Treasurer of VIP Consumer Industries Portfolio (2005), VIP Cyclical Industries Portfolio (2005), VIP Financial Services Portfolio (2005), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2005), VIP Health Care Portfolio (2005), VIP International Capital Appreciation Portfolio (2005), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2005), VIP Real Estate Portfolio (2005), VIP Strategic Income Portfolio (2005), VIP Technology Portfolio (2005), VIP Telecommunications & Utilities Growth Portfolio (2005), and VIP Value Leaders Portfolio (2005). Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005 or 2006

Assistant Treasurer of VIP Consumer Industries Portfolio (2005), VIP Cyclical Industries Portfolio (2005), VIP Financial Services Portfolio (2005), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2005), VIP Health Care Portfolio (2005), VIP International Capital Appreciation Portfolio (2005), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2005), VIP Real Estate Portfolio (2005), VIP Strategic Income Portfolio (2005), VIP Technology Portfolio (2005), VIP Telecommunications & Utilities Growth Portfolio (2005), and VIP Value Leaders Portfolio (2005). Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 2001, 2002, 2003, 2004, 2005, or 2006

Assistant Treasurer of VIP Consumer Industries Portfolio (2001), VIP Cyclical Industries Portfolio (2001), VIP Financial Services Portfolio (2001), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2002), VIP Health Care Portfolio (2001), VIP International Capital Appreciation Portfolio (2004), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2001), VIP Real Estate Portfolio (2002), VIP Strategic Income Portfolio (2003), VIP Technology Portfolio (2001), VIP Telecommunications & Utilities Growth Portfolio (2001), and VIP Value Leaders Portfolio (2003). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004, 2005, or 2006

Assistant Treasurer of VIP Consumer Industries Portfolio (2004), VIP Cyclical Industries Portfolio (2004), VIP Financial Services Portfolio (2004), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2004), VIP Health Care Portfolio (2004), VIP International Capital Appreciation Portfolio (2004), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2004), VIP Real Estate Portfolio (2004), VIP Strategic Income Portfolio (2004), VIP Technology Portfolio (2004), VIP Telecommunications & Utilities Growth Portfolio (2004), and VIP Value Leaders Portfolio (2004). Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002, 2003, 2004, 2005, or 2006

Assistant Treasurer of VIP Consumer Industries Portfolio (2002), VIP Cyclical Industries Portfolio (2002), VIP Financial Services Portfolio (2002), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2002), VIP Health Care Portfolio (2002), VIP International Capital Appreciation Portfolio (2004), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2002), VIP Real Estate Portfolio (2002), VIP Strategic Income Portfolio (2003), VIP Technology Portfolio (2002), VIP Telecommunications & Utilities Growth Portfolio (2002), and VIP Value Leaders Portfolio (2003). Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005 or 2006

Assistant Treasurer of VIP Consumer Industries Portfolio (2005), VIP Cyclical Industries Portfolio (2005), VIP Financial Services Portfolio (2005), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2005), VIP Health Care Portfolio (2005), VIP International Capital Appreciation Portfolio (2005), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2005), VIP Real Estate Portfolio (2005), VIP Strategic Income Portfolio (2005), VIP Technology Portfolio (2005), VIP Telecommunications & Utilities Growth Portfolio (2005), and VIP Value Leaders Portfolio (2005). Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Consumer Industries Portfolio (2005), VIP Cyclical Industries Portfolio (2005), VIP Financial Services Portfolio (2005), VIP Freedom 2005 Portfolio (2005), VIP Freedom 2010 Portfolio (2005), VIP Freedom 2015 Portfolio (2005), VIP Freedom 2020 Portfolio (2005), VIP Freedom 2025 Portfolio (2005), VIP Freedom 2030 Portfolio (2005), VIP Freedom Income Portfolio (2005), VIP Freedom Lifetime Income I Portfolio (2005), VIP Freedom Lifetime Income II Portfolio (2005), VIP Freedom Lifetime Income III Portfolio (2005), VIP FundsManager 20% Portfolio (2006), VIP FundsManager 50% Portfolio (2006), VIP FundsManager 70% Portfolio (2006), VIP FundsManager 85% Portfolio (2006), VIP Growth Stock Portfolio (2005), VIP Health Care Portfolio (2005), VIP International Capital Appreciation Portfolio (2005), VIP Investor Freedom 2005 Portfolio (2005), VIP Investor Freedom 2010 Portfolio (2005), VIP Investor Freedom 2015 Portfolio (2005), VIP Investor Freedom 2020 Portfolio (2005), VIP Investor Freedom 2025 Portfolio (2005), VIP Investor Freedom 2030 Portfolio (2005), VIP Investor Freedom Income Portfolio (2005), VIP Natural Resources Portfolio (2005), VIP Real Estate Portfolio (2005), VIP Strategic Income Portfolio (2005), VIP Technology Portfolio (2005), VIP Telecommunications & Utilities Growth Portfolio (2005), and VIP Value Leaders Portfolio (2005). Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2005, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended month December 31, 2005, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Gamper, and Stavropoulos), the Fixed-Income, International, and Special Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small), and the Select and Asset Allocation Committee (composed of Mr. Wolfe (Chair), Dr. Heilmeier, and Mr. McCoy). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to July 2005, the Fixed-Income, International, and Special Committee was known as the Fixed-Income and International Committee, and the Select and Asset Allocation Committee was known as the Select and Special Committee. During the fiscal year ended December 31, 2005, the Equity Committee held 10 meetings, the Fixed-Income, International, and Special Committee held 12 meetings, and the Select and Asset Allocation Committee held nine meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Dirks, Gamper, Stavropoulos, and Wolfe) and the Fixed-Income Contract Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2005, each Fund Contract Committee held three meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended December 31, 2005, the Shareholder, Distribution and Brokerage Committee held 11 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Mr. Gamper, Dr. Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2005, the committee held 14 meetings.

The Governance and Nominating Committee is composed of Dr. Gates (Chair) and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is attached as Exhibit I to the trust's December 14, 2004 proxy statement. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2005, the committee held 12 meetings.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Lautenbach and Stavropoulos) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2005, the committee held eight meetings.

The Proxy Voting Committee is composed of Dr. Heilmeier (Chair), Mr. Lautenbach, and Ms. Small. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. The Board of Trustees established the Proxy Voting Committee in January 2006. During the fiscal year ended December 31, 2005, the committee held no meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services Portfolio, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, VIP Telecommunications & Utilities Growth Portfolio, and VIP Value Leaders Portfolio. The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, and VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio. PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), have confirmed to the trust's Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, VIP Financial Services Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio,VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income, VIP Natural Resources Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, VIP Telecommunications & Utilities Growth Portfolio, and VIP Value Leaders Portfolio. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

Audit Fees. For each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit Fees billed by PwC for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A,D	2004A,B,C,D
VIP Consumer Industries Portfolio	$ 33,000	$ 30,000
VIP Cyclical Industries Portfolio	$ 33,000	$ 30,000
VIP Financial Services Portfolio	$ 34,000	$ 27,000
VIP FundsManager 20% Portfolio	$ 0	$ 0
VIP FundsManager 50% Portfolio	$ 0	$ 0
VIP FundsManager 70% Portfolio	$ 0	$ 0
VIP FundsManager 85% Portfolio	$ 0	$ 0
VIP Growth Stock Portfolio	$ 40,000	$ 32,000
VIP Health Care Portfolio	$ 28,000	$ 27,000
VIP International Capital Appreciation Portfolio	$ 27,000	$ 16,000
VIP Investor Freedom 2005 Portfolio	$ 15,000	$ 0
VIP Investor Freedom 2010 Portfolio	$ 15,000	$ 0
VIP Investor Freedom 2015 Portfolio	$ 15,000	$ 0
VIP Investor Freedom 2020 Portfolio	$ 15,000	$ 0
VIP Investor Freedom 2025 Portfolio	$ 15,000	$ 0
VIP Investor Freedom 2030 Portfolio	$ 15,000	$ 0
VIP Investor Freedom Income Portfolio	$ 15,000	$ 0
VIP Natural Resources Portfolio	$ 32,000	$ 30,000
VIP Real Estate Portfolio	$ 40,000	$ 32,000
VIP Strategic Income Portfolio	$ 34,000	$ 34,000
VIP Technology Portfolio	$ 32,000	$ 27,000
VIP Telecommunications & Utilities Growth Portfolio	$ 32,000	$ 30,000
VIP Value Leaders Portfolio	$ 38,000	$ 29,000
All funds in the Fidelity Group of Funds audited by PwC	$ 12,300,000	$ 10,800,000

A Aggregate amounts may reflect rounding.

B VIP International Capital Appreciation Portfolio commenced operations on December 22, 2004.

C No Audit Fees were billed by PwC for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements, to VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, and VIP Investor Freedom Income Portfolio as the funds did not commence operations until August 3, 2005.

D No Audit Fees were billed by PwC for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements, to VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio as the funds did not commence operations until April 13, 2006.

For each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit Fees billed by Deloitte Entities, for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A,B,C
VIP Freedom 2005 Portfolio	$ 15,000	$ 0
VIP Freedom 2010 Portfolio	$ 15,000	$ 0
VIP Freedom 2015 Portfolio	$ 15,000	$ 0
VIP Freedom 2020 Portfolio	$ 15,000	$ 0
VIP Freedom 2025 Portfolio	$ 15,000	$ 0
VIP Freedom 2030 Portfolio	$ 15,000	$ 0
VIP Freedom Income Portfolio	$ 16,000	$ 0
VIP Freedom Lifetime Income I Portfolio	$ 12,000	$ 0
VIP Freedom Lifetime Income II Portfolio	$ 12,000	$ 0
VIP Freedom Lifetime Income III Portfolio	$ 12,000	$ 0
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$ 5,700,000	$ 4,300,000

A Aggregate amounts may reflect rounding.

B No Audit Fees were billed by Deloitte Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements, to VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, and VIP Freedom Income Portfolio, as the funds did not commence operations until April 26, 2005.

C No Audit Fees were billed by Deloitte Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements, to VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio as the funds did not commence operations until July 26, 2005.

Audit-Related Fees. In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A,D	2004A,B,C,D
VIP Consumer Industries Portfolio	$ 0	$ 0
VIP Cyclical Industries Portfolio	$ 0	$ 0
VIP Financial Services Portfolio	$ 0	$ 0
VIP FundsManager 20% Portfolio	$ 0	$ 0
VIP FundsManager 50% Portfolio	$ 0	$ 0
VIP FundsManager 70% Portfolio	$ 0	$ 0
VIP FundsManager 85% Portfolio	$ 0	$ 0
VIP Growth Stock Portfolio	$ 0	$ 0
VIP Health Care Portfolio	$ 0	$ 0
VIP International Capital Appreciation Portfolio	$ 0	$ 0
VIP Investor Freedom 2005 Portfolio	$ 0	$ 0
VIP Investor Freedom 2010 Portfolio	$ 0	$ 0
VIP Investor Freedom 2015 Portfolio	$ 0	$ 0
VIP Investor Freedom 2020 Portfolio	$ 0	$ 0
VIP Investor Freedom 2025 Portfolio	$ 0	$ 0
VIP Investor Freedom 2030 Portfolio	$ 0	$ 0
VIP Investor Freedom Income Portfolio	$ 0	$ 0
VIP Natural Resources Portfolio	$ 0	$ 0
VIP Real Estate Portfolio	$ 0	$ 0
VIP Strategic Income Portfolio	$ 0	$ 0
VIP Technology Portfolio	$ 0	$ 0
VIP Telecommunications & Utilities Growth Portfolio	$ 0	$ 0
VIP Value Leaders Portfolio	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B VIP International Capital Appreciation Portfolio commenced operations on December 22, 2004.

C No Audit-Related Fees were billed by PwC for professional services rendered for assurance and related services to VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, and VIP Investor Freedom Income Portfolio that are reasonably related to the performance of the audit or review of the funds' financial statements but not reported as Audit Fees, as the funds did not commence operations until August 3, 2005.

D No Audit-Related Fees were billed by PwC for professional services rendered for assurance and related services to VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio as the funds did not commence operations until April 13, 2006.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A,B,C
VIP Freedom 2005 Portfolio	$ 0	$ 0
VIP Freedom 2010 Portfolio	$ 0	$ 0
VIP Freedom 2015 Portfolio	$ 0	$ 0
VIP Freedom 2020 Portfolio	$ 0	$ 0
VIP Freedom 2025 Portfolio	$ 0	$ 0
VIP Freedom 2030 Portfolio	$ 0	$ 0
VIP Freedom Income Portfolio	$ 0	$ 0
VIP Freedom Lifetime Income I Portfolio	$ 0	$ 0
VIP Freedom Lifetime Income II Portfolio	$ 0	$ 0
VIP Freedom Lifetime Income III Portfolio	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B No Audit-Related Fees were billed by Deloitte Entities for services rendered for assurance and related services to VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, and VIP Freedom Income Portfolio that are reasonably related to the performance of the audit or review of the funds' financial statements but not reported as Audit Fees, as the funds did not commence operations until April 26, 2005.

C No Audit-Related Fees were billed by Deloitte Entities for services rendered for assurance and related services to VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio that are reasonably related to the performance of the audit or review of the funds' financial statements but not reported as Audit Fees, as the funds did not commence operations until July 26, 2005.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A,B	2004A,B
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to VIP Freedom 2005 Portfolio's, VIP Freedom 2010 Portfolio's, VIP Freedom 2015 Portfolio's, VIP Freedom 2020 Portfolio's, VIP Freedom 2025 Portfolio's, VIP Freedom 2030 Portfolio's, and VIP Freedom Income Portfolio's, VIP Freedom Lifetime Income I Portfolio's, VIP Freedom Lifetime Income II Portfolio's, VIP Freedom Lifetime Income III Portfolio's, VIP FundsManager 20% Portfolio's, VIP FundsManager 50% Portfolio's, VIP FundsManager 70% Portfolio's, VIP FundsManager 85% Portfolio's, and VIP International Capital Appreciation Portfolio's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees. In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A,D	2004A,B,C,D
VIP Consumer Industries Portfolio	$ 1,900	$ 1,800
VIP Cyclical Industries Portfolio	$ 1,900	$ 1,800
VIP Financial Services Portfolio	$ 1,900	$ 1,800
VIP FundsManager 20% Portfolio	$ 0	$ 0
VIP FundsManager 50% Portfolio	$ 0	$ 0
VIP FundsManager 70% Portfolio	$ 0	$ 0
VIP FundsManager 85% Portfolio	$ 0	$ 0
VIP Growth Stock Portfolio	$ 2,500	$ 2,200
VIP Health Care Portfolio	$ 1,900	$ 1,800
VIP International Capital Appreciation Portfolio	$ 2,400	$ 2,400
VIP Investor Freedom 2005 Portfolio	$ 1,500	$ 0
VIP Investor Freedom 2010 Portfolio	$ 1,500	$ 0
VIP Investor Freedom 2015 Portfolio	$ 1,500	$ 0
VIP Investor Freedom 2020 Portfolio	$ 1,500	$ 0
VIP Investor Freedom 2025 Portfolio	$ 1,500	$ 0
VIP Investor Freedom 2030 Portfolio	$ 1,500	$ 0
VIP Investor Freedom Income Portfolio	$ 1,500	$ 0
VIP Natural Resources Portfolio	$ 1,900	$ 1,800
VIP Real Estate Portfolio	$ 2,500	$ 2,200
VIP Strategic Income Portfolio	$ 2,200	$ 2,200
VIP Technology Portfolio	$ 1,900	$ 1,800
VIP Telecommunications & Utilities Growth Portfolio	$ 1,900	$ 1,800
VIP Value Leaders Portfolio	$ 2,500	$ 2,300

A Aggregate amounts may reflect rounding.

B VIP International Capital Appreciation Portfolio commenced operations on December 22, 2004.

C No Tax Fees were billed by PwC for services rendered for tax compliance, tax advice, and tax planning for VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, and VIP Investor Freedom Income Portfolio as the funds did not commence operations until August 3, 2005.

D No Tax Fees were billed by PwC for services rendered for tax compliance, tax advice, and tax planning for VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio as the funds did not commence operations until April 13, 2006.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A,B,C
VIP Freedom 2005 Portfolio	$ 1,800	$ 0
VIP Freedom 2010 Portfolio	$ 1,800	$ 0
VIP Freedom 2015 Portfolio	$ 1,800	$ 0
VIP Freedom 2020 Portfolio	$ 1,800	$ 0
VIP Freedom 2025 Portfolio	$ 1,800	$ 0
VIP Freedom 2030 Portfolio	$ 1,800	$ 0
VIP Freedom Income Portfolio	$ 2,000	$ 0
VIP Freedom Lifetime Income I Portfolio	$ 2,000	$ 0
VIP Freedom Lifetime Income II Portfolio	$ 2,000	$ 0
VIP Freedom Lifetime Income III Portfolio	$ 2,000	$ 0

A Aggregate amounts may reflect rounding.

B No Tax Fees were billed by Deloitte Entities for services rendered for tax compliance, tax advice, and tax planning for VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, and VIP Freedom Income Portfolio as the funds did not commence operations until April 26, 2005.

C No Tax Fees were billed by Deloitte Entities for services rendered for tax compliance, tax advice, and tax planning for VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio as the funds did not commence operations until July 26, 2005.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Tax Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A,B	2004A,B
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to VIP Freedom 2005 Portfolio's, VIP Freedom 2010 Portfolio's, VIP Freedom 2015 Portfolio's, VIP Freedom 2020 Portfolio's, VIP Freedom 2025 Portfolio's, VIP Freedom 2030 Portfolio's, and VIP Freedom Income Portfolio's, VIP Freedom Lifetime Income I Portfolio's, VIP Freedom Lifetime Income II Portfolio's, VIP Freedom Lifetime Income III Portfolio's, VIP FundsManager 20% Portfolio's, VIP FundsManager 50% Portfolio's, VIP FundsManager 70% Portfolio's, VIP FundsManager 85% Portfolio's, and VIP International Capital Appreciation Portfolio's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of each fund.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Provides that relate directly to the operations and financial reporting of each fund.

All Other Fees. In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A,D	2004A,B,C,D
VIP Consumer Industries Portfolio	$ 1,400	$ 1,300
VIP Cyclical Industries Portfolio	$ 1,400	$ 1,300
VIP Financial Services Portfolio	$ 1,400	$ 1,300
VIP FundsManager 20% Portfolio	$ 0	$ 0
VIP FundsManager 50% Portfolio	$ 0	$ 0
VIP FundsManager 70% Portfolio	$ 0	$ 0
VIP FundsManager 85% Portfolio	$ 0	$ 0
VIP Growth Stock Portfolio	$ 1,300	$ 1,200
VIP Health Care Portfolio	$ 1,400	$ 1,300
VIP International Capital Appreciation Portfolio	$ 1,300	$ 0
VIP Investor Freedom 2005 Portfolio	$ 300	$ 0
VIP Investor Freedom 2010 Portfolio	$ 300	$ 0
VIP Investor Freedom 2015 Portfolio	$ 300	$ 0
VIP Investor Freedom 2020 Portfolio	$ 300	$ 0
VIP Investor Freedom 2025 Portfolio	$ 300	$ 0
VIP Investor Freedom 2030 Portfolio	$ 300	$ 0
VIP Investor Freedom Income Portfolio	$ 300	$ 0
VIP Natural Resources Portfolio	$ 1,500	$ 1,300
VIP Real Estate Portfolio	$ 1,500	$ 1,300
VIP Strategic Income Portfolio	$ 1,500	$ 1,300
VIP Technology Portfolio	$ 1,400	$ 1,400
VIP Telecommunications & Utilities Growth Portfolio	$ 1,400	$ 1,300
VIP Value Leaders Portfolio	$ 1,400	$ 1,200

A Aggregate amounts may reflect rounding.

B VIP International Capital Appreciation Portfolio commenced operations on December 22, 2004.

C No Other Fees were billed by PwC for all other non-audit services rendered to VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, and VIP Investor Freedom Income Portfolio, as the funds did not commence operations until August 3, 2005.

D No Other Fees were billed by PwC for all other non-audit services rendered to VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio as the funds did not commence operations until April 13, 2006.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A,B,C
VIP Freedom 2005 Portfolio	$ 0	$ 0
VIP Freedom 2010 Portfolio	$ 0	$ 0
VIP Freedom 2015 Portfolio	$ 0	$ 0
VIP Freedom 2020 Portfolio	$ 0	$ 0
VIP Freedom 2025 Portfolio	$ 0	$ 0
VIP Freedom 2030 Portfolio	$ 0	$ 0
VIP Freedom Income Portfolio	$ 0	$ 0
VIP Freedom Lifetime Income I Portfolio	$ 0	$ 0
VIP Freedom Lifetime Income II Portfolio	$ 0	$ 0
VIP Freedom Lifetime Income III Portfolio	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B No Other Fees were billed by Deloitte Entities for all other non-audit services rendered to VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, and VIP Freedom Income Portfolio as the funds did not commence operations until April 26, 2005.

C No Other Fees were billed by Deloitte Entities for all other non-audit services rendered to VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio as the funds did not commence operations until July 26, 2005.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A,B	2004A,B
PwC	$ 190,000	$ 490,000
Deloitte Entities	$ 160,000	$ 850,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to VIP Freedom 2005 Portfolio's, VIP Freedom 2010 Portfolio's, VIP Freedom 2015 Portfolio's, VIP Freedom 2020 Portfolio's, VIP Freedom 2025 Portfolio's, VIP Freedom 2030 Portfolio's, and VIP Freedom Income Portfolio's, VIP Freedom Lifetime Income I Portfolio's, VIP Freedom Lifetime Income II Portfolio's, VIP Freedom Lifetime Income III Portfolio's, VIP FundsManager 20% Portfolio's, VIP FundsManager 50% Portfolio's, VIP FundsManager 70% Portfolio's, VIP FundsManager 85% Portfolio's, and VIP International Capital Appreciation Portfolio's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of each fund.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by PwC of $3,600,000A and $2,700,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2005A	2005A	2004A	2004A
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 250,000	$ 3,350,000	$ 550,000	$ 2,150,000

A Aggregate amounts may reflect rounding.

For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by Deloitte Entities of $550,000A and $1,350,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2005A,B	2005A	2004A,B	2004A,B
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
Deloitte Entities	$ 150,000	$ 400,000	$ 850,000	$ 450,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to VIP Freedom 2005 Portfolio's, VIP Freedom 2010 Portfolio's, VIP Freedom 2015 Portfolio's, VIP Freedom 2020 Portfolio's, VIP Freedom 2025 Portfolio's, VIP Freedom 2030 Portfolio's, and VIP Freedom Income Portfolio's, VIP Freedom Lifetime Income I Portfolio's, VIP Freedom Lifetime Income II Portfolio's, VIP Freedom Lifetime Income III Portfolio's, VIP FundsManager 20% Portfolio's, VIP FundsManager 50% Portfolio's, VIP FundsManager 70% Portfolio's, VIP FundsManager 85% Portfolio's, and VIP International Capital Appreciation Portfolio's commencement of operations.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of Client Services at 1-800-544-5429, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

Fidelity, Freedom Funds, Fidelity Advisor Freedom Funds and Strategic Advisers are registered trademarks of FMR Corp.

The term "VIP" as used in this document refers to Fidelity Variable Insurance Products.

[The third party marks appearing above are the marks of their respective owners.]

[VIPIV-PXS-0706]
[1.803524.101]

Form of Proxy Card: VIP Financial Services Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Growth Stock Portfolio, VIP Health Care Portfolio, VIP International Capital Appreciation Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Real Estate Portfolio, VIP Strategic Income Portfolio, VIP Technology Portfolio, and
VIP Value Leaders Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and [Name of Proxy Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund IV as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 20, 2006 at 11:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Variable Insurance Products Fund IV-9/2006-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) James H. Keyes (effective 01/01/07)	(08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy (11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	VIPIV-PXC-0906-LP	(down arrow)

Form of Proxy Card: VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, and VIP Natural Resources Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and [Name of Proxy Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund IV as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 20, 2006 at 11:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Variable Insurance Products Fund IV-9/2006-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) James H. Keyes (effective 01/01/07)	(08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy (11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
			FOR	AGAINST	ABSTAIN
2A, 3A, 5A	To modify the fundamental "invests primarily" policy.		(_)	(_)	(_)
2B, 3B, 5B	To modify the fundamental concentration policy.		(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	VIPIV-PXC-0906-LP	(down arrow)

Form of Proxy Card: VIP Telecommunications & Utilities Growth Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and [Name of Proxy Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund IV as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 20, 2006 at 11:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Variable Insurance Products Fund IV-9/2006-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) James H. Keyes (effective 01/01/07)	(08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy (11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
			FOR	AGAINST	ABSTAIN
4A.	To modify the fundamental concentration policy.		(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	VIPIV-PXC-0906-LP	(down arrow)